EX99-906CERT


                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Market Vectors ETF Trust (comprising of Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF, Vietnam ETF, Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil and Gas ETF, and Uranium+Nuclear Energy ETF), do hereby certify, to such officer's knowledge, that:

     The annual report on Form N-CSR of Market Vectors ETF Trust for the period ending December 31, 2014 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Market Vectors ETF Trust.


Dated: March 10, 2015                   /s/ Jan F. van Eck
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                                        Jan F. van Eck
                                        Chief Executive Officer
                                        Market Vectors ETF Trust


Dated: March 10, 2015                   /s/ John J. Crimmins
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                                        John J. Crimmins
                                        Treasurer & Chief Financial Officer
                                        Market Vectors ETF Trust



     This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.